Exhibit 99.1

Fitch Initiates Rating of LKQ Corporation: ‘BBB-’ with Stable Outlook

Chicago, IL (May 14, 2021) -- LKQ Corporation (Nasdaq: LKQ), a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles, announced that Fitch Ratings, Inc. (“Fitch”) has assigned first time Long-Term Issuer Default Ratings of ‘BBB-’ to LKQ and its subsidiary LKQ European Holdings B.V. (LKQ Europe). Additionally, Fitch has assigned ratings of ‘BBB-’ to LKQ’s senior secured revolving credit facility and term loan and to the senior unsecured notes issued by LKQ Europe and LKQ Italia Bondco S.p.A. Fitch’s rating outlook for LKQ and LKQ Europe is stable.
“Achieving investment grade status with Fitch is another significant milestone for LKQ as we focus on operational excellence. We stated our investment grade ambitions at our September 2020 Investor Day and I am pleased that Fitch has recognized our progress,” said Varun Laroyia, Executive Vice President and Chief Financial Officer. “This credit rating validates the efficacy of our operational excellence programs, which were implemented to make our business more resilient, strengthen our balance sheet, drive sustainable profitability and generate robust levels of free cash flow. With our credit facility net leverage ratio of 1.4x EBITDA, well within our stated target of 2.0x, we have the ability to allocate our cash flow towards pursuing organic investments, targeting tuck-in acquisitions and returning capital to stockholders while maintaining an investment grade credit rating.”
More information regarding LKQ’s rating assignment can be found on Fitch's website at: www.fitchratings.com
About LKQ Corporation
LKQ Corporation (www.lkqcorp.com) is a leading provider of alternative and specialty parts to repair and accessorize automobiles and other vehicles. LKQ has operations in North America, Europe and Taiwan. LKQ offers its customers a broad range of OE recycled and aftermarket parts, replacement systems, components, equipment, and services to repair and accessorize automobiles, trucks, and recreational and performance vehicles.
Forward Looking Statements
Statements and information in this press release that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act.
Forward-looking statements include, but are not limited to, statements regarding our outlook, guidance, expectations, beliefs, hopes, intentions and strategies. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below. All forward-looking statements are based on information available to us at the time the statements are made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

You should not place undue reliance on our forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by our forward-looking statements include, among others, major events affecting the bond markets, changes in interest rates, changes in our cash position or cash requirements for other purposes, general market conditions, and other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020 and in our subsequent Quarterly Reports on Form 10-Q. These reports are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.
Contact:
Joseph P. Boutross
Vice President, Investor Relations
LKQ Corporation
(312) 621-2793
jpboutross@lkqcorp.com